SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 2, 1997

                            MERRILL LYNCH & CO., INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
         (State or other Jurisdiction of Incorporation or Organization)


                 1-7182                                  13-2740599
        (Commission File Number)            (I.R.S. Employer Identification No.)

         WORLD FINANCIAL CENTER
               NORTH TOWER
            250 VESEY STREET
           NEW YORK, NEW YORK                            10281-1332
(Address of Principal Executive Offices)                 (Zip Code)


                                 (212) 449-1000
              (Registrant's Telephone Number, including Area Code)

         (Former name or former address, if changed since last report.)



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         Item 5. Other Events.

         On December 2, 1997, the Board of Directors of the Registrant (the "Board") approved and adopted the Amended and Restated Rights Agreement dated December 2, 1997 (the "Amended Rights Agreement") between the Registrant and ChaseMellon Shareholder Services, L.L.C., a New Jersey limited liability company, as rights agent.

         A new amended and restated plan was adopted in the normal course of updating and extending the predecessor stockholder rights plan, which was adopted in December of 1987 and is scheduled to expire on December 16, 1997, and not in response to any acquisition proposal.

         In the Amended Rights Agreement, the Registrant has extended the expiration date of its rights plan to December 2, 2007, and has amended it to reflect prevailing shareholder rights plan terms. These amendments include: (i) the threshold beneficial ownership level of the common stock, par value $1.33 1/3, of the Company (the "Common Stock") that triggers the "flip-in" feature of the rights has been lowered from 25% to 15%; (ii) the threshold beneficial ownership level of Common Stock that triggers the "flip-over" feature of the rights has been lowered from 20% to 15%; (iii) the threshold beneficial ownership level of Common Stock that triggers the exercisability of the rights has been lowered from 25% to 15%; and (iv) the threshold beneficial ownership level of Common Stock sought in a commenced or in an announced tender or exchange offer that triggers the exercisability of the rights has been lowered from 30% to 15%.

         A copy of the Amended Rights Agreement is attached hereto as Exhibit 4 and is incorporated herein by reference. The foregoing discussion does not purport to be complete and is qualified in its entirety by reference to such Exhibit.

         Item 7. Exhibits.

         4 Form of Amended and Restated Rights Agreement dated as of December 2, 1997 between the Registrant and ChaseMellon Shareholder Services, L.L.C., a New Jersey limited liability company, as rights agent.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly hereunto authorized.

                                        MERRILL LYNCH & CO., INC.


                                        By:  /s/ Gregory T. Russo
                                           -------------------------------------
                                             Name:     Gregory T. Russo
                                             Title:    Secretary

Date: December 3, 1997


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                                 EXHIBIT INDEX

Exhibit No.    Description                                            Page
-----------    -----------                                            ----

    (4) Form of Amended and Restated Rights Agreement dated as of December 2, 1997 between the Registrant and ChaseMellon Shareholder Services, L.L.C., a New Jersey limited liability company, as rights agent.